Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vision Marine Technologies Inc. on Form 20-F for the fiscal year ended August 31, 2022 filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Vision Marine Technologies Inc.

Date: November 29, 2022	/s/ Alexandre Mongeon
Name: Alexandre Mongeon
Title: Chief Executive Officer
(Principal Executive Officer)

Date: November 29, 2022	/s/ Kulwant Sandher
Name: Kulwant Sandher
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)